Exhibit 99.1

Titan Reports Record Fourth Quarter and Full Year 2003 Results

Quarterly Revenues $488 Million, Up 29%;

2003 Revenues $1.78 Billion, Up 28% Over 2002

SAN DIEGO, Feb. 23 /PRNewswire-FirstCall/ — The Titan Corporation (NYSE: TTN), a leading provider of comprehensive information and communications systems solutions and services to the Department of Defense, intelligence agencies, and other federal government customers, today reported record quarterly revenues of $488 million for the fourth quarter of 2003, an increase of 29% over $379 million in the fourth quarter of 2002. The organic growth for the quarter was 28% over the fourth quarter a year ago.

For full year 2003, Titan reported revenues of $1,775 million, an increase of 28% over $1,392 million for the full year 2002. The organic growth rate for 2003 was 26%. Results reflect record revenue growth for Titan driven by the Company’s ability to bid, win, and execute on large procurements from the U.S. Department of Defense and other government agencies in areas such as defense secure communications and intelligence systems, government enterprise IT systems, transformational programs, and homeland security applications.

Net income for the fourth quarter of 2003 was $4.1 million, or $0.05 per share, compared with a net loss of $0.8 million or $0.01 per share for the fourth quarter of 2002. Included in net income for the fourth quarter of 2003 are the following items:

•	A pre-tax impairment charge of $15.8 million(1) ($9.5 million after tax) resulting from the January 2004 Chapter 7 bankruptcy filing of SureBeam, Titan’s former subsidiary, for the estimated impairment of the $25 million in senior secured notes owed to Titan by SureBeam, Titan subleases to SureBeam, guarantees of SureBeam facilities leases and the Titan bank guarantee related to Hawaii Pride;

•	Merger related costs of $1.5 million related to Titan’s proposed merger with Lockheed Martin Corporation;

•	Loss on investments of $6.2 million related to an unrealized loss on the carrying value of Titan’s investment in Etenna Corporation based upon recent indications of implied fair value, and a realized loss on an investment that was sold in January 2004;

•	A loss from discontinued operations of $0.9 million related primarily to the Company’s commercial information technology business held for sale.

Included in the net loss for the fourth quarter of 2002 were deferred compensation costs of $3.0 million, exit and restructuring costs of $3.3 million and an after tax loss from discontinued operations of $8.4 million.

Pro forma net income(2) for the fourth quarter of 2003 was $20.2 million, or $0.23 per share, compared with $11.9 million, or $0.15 per share, for the fourth quarter of 2002. Pro forma operating margins improved to 8.6% in the fourth quarter of 2003, due to economies of scale from higher revenues and specific cost containment measures. This compares favorably to the 7.5% and 7.7% pro forma margins in the second and third quarters of 2003, respectively. Bookings(3) in the fourth quarter of 2003 totaled approximately $600 million, building backlog to a record $5.2 billion. Days Sales Outstanding (DSO) was 72 days for the fourth quarter of 2003.

“The record revenues and continued operating margin improvements this quarter reflect our strong organic growth in providing National Security Solutions to the U.S. Department of Defense, Department of Homeland Security and other federal agencies — as well as our continued efforts to improve operational efficiencies,” said Gene W. Ray, Titan’s chairman, president and CEO.

Fourth Quarter 2003 Operational Highlights

Revenue growth for the quarter was largely the result of continued ramp-up of existing large contracts with the military and intelligence communities, including the linguists contract with the Army Intelligence and Security Command, the Enterprise Architecture and Decision Support contract with the National Security Agency, the Enterprise Information Technology contract with the U.S. Special Operations Command, and the Affordable Weapon and X-Craft development contracts with the Office of Naval Research. These contracts —along with awards won in the fourth quarter from the U. S. Navy, Air Force and Civil Agencies — helped drive organic revenue growth to 28% quarter-over-quarter and 26% year-over-year.

Full Year Results

For full year 2003, Titan reported revenues of $1,775 million, an increase of 28% over $1,392 million for the full year 2002. Net income was $32.1 million, or $0.38 per share, compared with a net loss of $271.5 million or $3.58 per share for the full year 2002. Included in net income for 2003 was a charge for deferred compensation of $7.2 million, the pre-tax impairment charge on SureBeam of $15.8 million, $2.2 million for Lockheed Martin merger related costs, a loss on investments of $6.2 million, and a loss from discontinued operations of $0.9 million. Included in the net loss for the full year 2002 is a charge for deferred compensation of $27.8 million, exit and restructuring charges of $53.3 million, and a net loss from discontinued operations of $218.1 million.

Pro forma net income for 2003 was $62.1 million, or $0.74 per share, compared with $45.9 million, or $0.57 per share, for 2002, reflecting a 30% year-over-year increase in pro-forma earnings per share. Pro forma operating margins were 7.7% in 2003. Cash provided from continuing operations was approximately $78 million for the full year 2003.

(1)	Titan expects to receive substantially all of the assets of SureBeam (the “collateral”) from the bankruptcy, as Titan is SureBeam’s only secured creditor and the estimated proceeds from selling the collateral is less than the senior secured debts owed by SureBeam to Titan under the SureBeam line of credit. The ultimate amount of impairment to be recognized is contingent upon the amount of actual proceeds recovered by Titan from the liquidation of collateral received from the bankruptcy process and Titan’s ability to mitigate its obligations under the facilities lease guarantees through subleases and other means. The actual amount of Titan’s recovery from SureBeam could be lower or higher than currently estimated depending on the amount of SureBeam liquidation proceeds received and the amount of net payments made under its subleases to SureBeam, lease guarantees issued on behalf of SureBeam and Titan’s bank debt guarantee related to Hawaii Pride.

(2)	Pro forma results are from continuing operations and exclude non-cash amortization of purchased intangibles, non-cash deferred compensation, impairment charges, merger related costs, exit and restructuring charges, loss from discontinued operations, debt extinguishment costs, loss on investments and the cumulative effect of a change in accounting principle, as illustrated in the accompanying financial tables. The Company believes that pro forma operating results are a meaningful measurement of operating performance due to the non-cash nature of the amortization of purchased intangibles, deferred compensation, and loss on investments, and the non-recurring nature of impairment charges, debt extinguishment costs, merger related costs, and exit and restructuring charges. All numbers used in this release, unless noted as pro forma, are in accordance with Generally Accepted Accounting Principles (GAAP). A reconciliation between pro forma results and results in accordance with GAAP can be found in tables attached to this release.

(3)	Bookings are defined as estimated revenue to be generated over the life of new contracts awarded in the period.

About Titan

Headquartered in San Diego, The Titan Corporation is a leading provider of comprehensive information and communications systems solutions and services to the Department of Defense, intelligence agencies, and other federal government customers. As a provider of national security solutions, the company has approximately 12,000 employees and annualized sales of approximately $2.0 billion.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: The statements contained in this release, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Examples of such forward looking statements include the Company’s ability to bid, win and execute on large procurements; benefits from economies of scale and cost containment measures; continued efforts to improve operational efficiencies; continued ramp-up of existing large contracts; and strong organic growth. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include the risks associated with the Company’s dependence on continued funding of U.S. Department of Defense and federal civilian agency programs, contract termination risks, risks associated with acquiring other companies, including integration risks, risks associated with the liquidation of collateral received from the bankruptcy process of SureBeam assets that are collateral for the sums owed by SureBeam to Titan under the SureBeam senior credit facility with Titan and Titan’s ability to mitigate its obligations under the facilities lease guarantees through subleases and other means, risk of an increase in net payments made under Titan’s bank debt guarantee related to Hawaii Pride, risks associated with selling and/or winding down our discontinued operations, risks associated with the definitive merger agreement between Titan and Lockheed Martin Corporation, including shareholder approval, additional risks as disclosed in the final proxy statement/prospectus dated February 9, 2004 relating to the proposed merger, as filed by Lockheed Martin on February 13, 2004 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, and other risks described in Titan’s Securities and Exchange Commission filings.

Investor Relations Contact:

Laura Catalino

Vice President of Investor Relations

(858) 552-9848

invest@titan.com

Media Contact:

Wil Williams

Vice President of Corporate Communications

(858) 552-9724

wwilliams@titan.com

For Press Releases and other Titan information,

see The Titan Corporation’s Web site: www.titan.com

To receive press releases via electronic mail,

please contact invest@titan.com

THE TITAN CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2003	2002	2003	2002
Revenues	$487,593	$379,362	$1,775,007	$1,392,160

Costs and expenses:
Cost of revenues	401,870	311,900	1,478,631	1,129,061
Selling, general and administrative	40,049	37,625	149,307	146,019
Research and development	3,525	2,504	11,324	9,555
Amortization of purchased intangibles	1,060	1,521	4,405	5,705
Deferred compensation	521	2,984	7,207	27,835
Impairment charge on SureBeam	15,757	—	15,757	—
Exit and restructuring charges and other	—	3,255	—	53,317
Merger related costs	1,497	—	2,247	—
Total costs and expenses	464,279	359,789	1,668,878	1,371,492
Operating profit	23,314	19,573	106,129	20,668
Interest expense - net	(8,538)	(7,502)	(32,248)	(30,956)
Debt extinguishment costs	—	—	(12,423)	(9,435)
Loss on investments	(6,154)	—	(6,154)	—

Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle	8,622	12,071	55,304	(19,723)
Income tax provision (benefit)	3,680	4,466	22,353	(6,479)
Income (loss) from continuing operations before cumulative effect of change in accounting principle	4,942	7,605	32,951	(13,244)
Loss from discontinued operations, net of tax benefit	(888)	(8,377)	(854)	(218,106)
Income (loss) before cumulative effect of change in accounting principle	4,054	(772)	32,097	(231,350)
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	—	(40,111)
Net income (loss)	4,054	(772)	32,097	(271,461)
Dividend requirements on preferred stock	(172)	(172)	(688)	(689)
Net income (loss) applicable to common stock	$3,882	$(944)	$31,409	$(272,150)

Basic earnings (loss) per share:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$0.06	$0.10	$0.40	$(0.18)
Loss from discontinued operations, net of tax benefit	(0.01)	(0.11)	(0.01)	(2.87)
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	—	(0.53)
Net income (loss)	$0.05	$(0.01)	$0.39	$(3.58)

Weighted average shares	81,590	78,060	79,957	75,988

Diluted earnings (loss) per share:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$0.06	$0.09	$0.39	$(0.18)
Loss from discontinued operations, net of tax benefit	(0.01)	(0.10)	(0.01)	(2.87)
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	—	(0.53)
Net income (loss)	$0.05	$(0.01)	$0.38	$(3.58)

Weighted average shares	86,230	80,810	83,398	75,988

THE TITAN CORPORATION

PRO FORMA CONSOLIDATED STATEMENTS OF CONTINUING OPERATIONS

EXCLUDING DEBT EXTINGUISHMENT COSTS, EXIT AND RESTRUCTURING

CHARGES AND OTHER, MERGER RELATED COSTS, AMORTIZATION OF PURCHASED

INTANGIBLES, DEFERRED COMPENSATION, IMPAIRMENT CHARGE ON SUREBEAM, LOSS ON

INVESTMENTS AND THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE

(Unaudited)

(in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2003	2002	2003	2002
Revenues	$487,593	$379,362	$1,775,007	$1,392,160

Costs and expenses:
Cost of revenues	401,870	311,900	1,478,631	1,129,061
Selling, general and administrative	40,049	37,625	149,307	146,019
Research and development	3,525	2,504	11,324	9,555
Total costs and expenses	445,444	352,029	1,639,262	1,284,635

Operating profit	42,149	27,333	135,745	107,525
Interest expense - net	(8,538)	(7,502)	(32,248)	(30,956)

Income before income taxes	33,611	19,831	103,497	76,569
Income tax provision	13,444	7,933	41,398	30,628
Net income	20,167	11,898	62,099	45,941
Dividend requirements on preferred stock	(172)	(172)	(688)	(689)
Net income applicable to common stock	$19,995	$11,726	$61,411	$45,252

Basic earnings per share:
Net income	$0.25	$0.15	$0.77	$0.60

Weighted average shares	81,590	78,060	79,957	75,988

Diluted earnings per share:
Net income	$0.23	$0.15	$0.74	$0.57

Weighted average shares	86,230	80,810	83,398	79,346

The above pro forma amounts have been adjusted to eliminate debt extinguishments costs, exit and restructuring charges and other, merger related costs, amortization of purchased intangibles, deferred compensation, impairment charge on SureBeam, loss on investments and the cumulative effect of change in accounting principle, net of the related tax benefit. The variance in the GAAP and pro forma income tax rates is a result of non-deductible items for the loss on investments. This pro forma information is not prepared in accordance with generally accepted accounting principles.

THE TITAN CORPORATION

RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share data)

	Three months ended December 31, 2003		Year ended December 31, 2003
	GAAP	PRO FORMA	GAAP	PRO FORMA
Revenues	$487,593	$487,593	$1,775,007	$1,775,007
Costs and expenses:
Cost of revenues	401,870	401,870	1,478,631	1,478,631
Selling, general and administrative	40,049	40,049	149,307	149,307
Research and development	3,525	3,525	11,324	11,324
Amortization of purchased intangibles	1,060	—	4,405	—
Deferred compensation	521	—	7,207	—
Impairment charge on SureBeam	15,757	—	15,757	—
Merger related costs	1,497	—	2,247	—
Total costs and expenses	464,279	445,444	1,668,878	1,639,262
Operating profit	23,314	42,149	106,129	135,745
Interest expense - net	(8,538)	(8,538)	(32,248)	(32,248)
Debt extinguishment costs	—	—	(12,423)	—
Loss on investments	(6,154)	—	(6,154)	—
Income from continuing operations before income taxes	8,622	33,611	55,304	103,497
Income tax provision	3,680	13,444	22,353	41,398
Income from continuing operations	4,942	20,167	32,951	62,099
Loss from discontinued operations, net of tax benefit	(888)	—	(854)	—

Net income	4,054	20,167	32,097	62,099
Dividend requirements on preferred stock	(172)	(172)	(688)	(688)
Net income applicable to common stock	$3,882	$19,995	$31,409	$61,411

Basic earnings per share:
Income from continuing operations	$0.06	$0.25	$0.40	$0.77
Loss from discontinued operations, net of tax benefit	(0.01)	—	(0.01)	—
Net income	$0.05	$0.25	$0.39	$0.77

Weighted average shares	81,590	81,590	79,957	79,957

Diluted earnings per share:

Income from continuing operations	$0.06	$0.23	$0.39	$0.74
Loss from discontinued operations, net of tax benefit	(0.01)	—	(0.01)	—
Net income	$0.05	$0.23	$0.38	$0.74
Weighted average shares	86,230	86,230	83,398	83,398

The above pro forma amounts have been adjusted to eliminate debt extinguishment costs, merger related costs, amortization of purchased intangibles, deferred compensation, impairment charge on SureBeam, and loss on investments. The pro forma information is not prepared in accordance with generally accepted accounting principles.

THE TITAN CORPORATION

RECONCILIATION OF GAAP CONSOLIDATED STATEMENTS OF OPERATIONS TO

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(in thousands, except per share data)

	Three months ended December 31, 2002		Year ended December 31, 2002
	GAAP	PRO FORMA	GAAP	PRO FORMA
Revenues	$379,362	$379,362	$1,392,160	$1,392,160
Costs and expenses:
Cost of revenues	311,900	311,900	1,129,061	1,129,061
Selling, general and administrative	37,625	37,625	146,019	146,019
Research and development	2,504	2,504	9,555	9,555
Amortization of purchased intangibles	1,521	—	5,705	—
Deferred compensation	2,984	—	27,835	—
Exit and restructuring charges and other	3,255	—	53,317	—
Total costs and expenses	359,789	352,029	1,371,492	1,284,635
Operating profit	19,573	27,333	20,668	107,525
Interest expense - net	(7,502)	(7,502)	(30,956)	(30,956)
Debt extinguishment costs	—	—	(9,435)	—
Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle	12,071	19,831	(19,723)	76,569
Income tax provision (benefit)	4,466	7,933	(6,479)	30,628
Income (loss) from continuing operations before cumulative effect of change in accounting principle	7,605	11,898	(13,244)	45,941
Loss from discontinued operations, net of tax benefit	(8,377)	—	(218,106)	—

Income (loss) before cumulative effect of change in accounting principle	(772)	11,898	(231,350)	45,941
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	(40,111)	—

Net income (loss)	(772)	11,898	(271,461)	45,941
Dividend requirements on preferred stock	(172)	(172)	(689)	(689)
Net income (loss) applicable to common stock	$(944)	$11,726	$(272,150)	$45,252

Basic earnings (loss) per share:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$0.10	$0.15	$(0.18)	$0.60
Loss from discontinued operations, net of tax benefit	(0.11)	—	(2.87)	—
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	(0.53)	—
Net income (loss)	$(0.01)	$0.15	$(3.58)	$0.60

Weighted average shares	78,060	78,060	75,988	75,988

Diluted earnings (loss) per share:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$0.09	$0.15	$(0.18)	$0.57
Loss from discontinued operations, net of tax benefit	(0.10)	—	(2.87)	—
Cumulative effect of change in accounting principle, net of tax benefit (discontinued operations)	—	—	(0.53)	—
Net income (loss)	$(0.01)	$0.15	$(3.58)	$0.57

Weighted average shares	80,810	80,810	75,988	79,346

The above pro forma amounts have been adjusted to eliminate debt extinguishment costs, exit and restructuring charges and other, amortization of purchased intangibles, deferred compensation and the cumulative effect of a change in accounting principle, net of the related tax benefits. The variance in the GAAP and pro forma income tax rates is a result of non-deductible items for the amortization of purchased intangibles, deferred compensation and exit and restructuring charges and other. The pro forma information is not prepared in accordance with generally accepted accounting principles.

THE TITAN CORPORATION

SELECTED CONSOLIDATED FINANCIAL DATA

(in thousands)

	As of 12/31/2003	As of 09/30/2003
Cash and cash equivalents	$26,974	$31,735
Accounts receivable - net	387,963	346,934
Inventories	29,405	31,500
Current portion of amounts outstanding under line of credit	3,500	3,500
Long-term portion of amounts outstanding under line of credit	341,250	343,000
Stockholders’ equity	374,409	366,110